UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2005 (May 2, 2005)

TCI SOLUTIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-49783	33-0537151
(State or Other Jurisdiction of incorporation)	(Commission File Number )	(I.R.S. Employer Identification No.)

17752 Skypark Circle, Suite 160 Irvine, California (Address of principal Executive Offices)	92614 (Zip Code)

(Registrant’s Telephone Number, Including Area Code):  (949) 476-1122

Not Applicable

(Former name, former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01: CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)         On May 2, 2005, Deloitte & Touche LLP (“Deloitte & Touche”), was dismissed as the independent registered public accounting firm engaged to audit the financial statements of the Registrant. Deloitte & Touche performed the audit of the Registrant’s financial statements for the two years ended December 31, 2004 and 2003. During this period and the subsequent interim period prior to their dismissal, there were no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to Deloitte & Touche’s satisfaction would have caused Deloitte & Touche to make reference to this subject matter of the disagreements in connection with Deloitte & Touche’s report.

The decision to dismiss Deloitte & Touche was approved by the Registrant’s Board of Directors, and was made in light of the acquisition of substantially all of the Registrant’s outstanding Series A Preferred Stock and Series B Preferred Stock by a wholly owned subsidiary of Retalix Ltd., an Israeli corporation (“Retalix”), and since the Board of Directors of the Registrant determined that it will be more efficient and cost-effective to have the same auditors that audit Retalix’s other U.S. operations serve as the auditors for the Registrant.

The audit reports of Deloitte & Touche for the Registrant's two years ended December 31, 2004 and 2003 did not contain an adverse opinion, or a disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

The Registrant has requested Deloitte & Touche to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above by the Registrant. A copy of such letter, dated May 6, 2005, is filed as Exhibit 16.1 to this Form 8-K.

(b)     Effective on May 2, 2005, the Registrant has engaged Mayer Hoffman McCann P.C., independent public accountants (“Mayer Hoffman”), as the new principal accountant to audit its financial statements. The Registrant has not consulted Mayer Hoffman during the fiscal years ended December 31, 2004 and 2003, or through May 2, 2005, with regard to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements; or (ii) any matter that was either the subject of a disagreement or event as defined in Item 304(a)(1)(iv) of Regulation S-B, promulgated under the Securities Exchange Act of 1934, as amended. The decision to engage Mayer Hoffman was approved by the Registrant’s Board of Directors.

ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit 16.1: Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated May 6, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

Date: May 6, 2005

TCI SOLUTIONS, INC.

By:	/s/ Stephen P. DeSantis
Stephen P. DeSantis Executive Vice President, Chief Financial Officer and Secretary